UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________________

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Archer Aviation Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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# Your **Vote** Counts!

**ARCHER AVIATION INC.**

2022 Annual Meeting
Vote by June 9, 2022
11:59 PM ET



ARCHER

ARCHER AVIATION INC.
1880 EMBARCADERO ROAD
PALO ALTO, CA 94303

D83362-P69677

## You invested in ARCHER AVIATION INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 10, 2022.**

## Get informed before you vote

View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

**Smartphone users**

Point your camera here and vote without entering a control number

**Vote Virtually at the Meeting***

June 10, 2022
11:00 AM PDT

Virtually at:
www.virtualshareholdermeeting.com/ACHR2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.    Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  Voting Items  Board Recommends  Election of DirectorsNominees:Deborah DiazFred Diaz  For All  2. Approve the proposed Amended and Restated 2021 Equity Incentive Plan.  For  3. Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.        D83363-P69677